TCW FUNDS, INC.

TCW White Oak Emerging Markets Equity Fund (the “Fund”)

(Class I: TWOEX; Class N: TWEMX)

Supplement dated August 15, 2025 to the

Prospectus and Summary Prospectus,

each dated February 18, 2025, as supplemented

For current and prospective investors in the Fund.

Effective as of August 15, 2025, Hiren Dasani will serve as a portfolio manager for the Fund.

Therefore, effective as of August 15, 2025, the disclosure under the heading “Portfolio Managers” for the Fund is deleted in its entirety and replaced with the following:

Name	Experience with the Fund
Prashant Khemka, Founder and Chief Investment Officer, White Oak	Since inception (February 2025)

Manoj Garg, Founding Member and Director, White Oak	Since inception (February 2025)

Wen Loong Lim, Investment Director, White Oak	Since inception (February 2025)

Hiren Dasani, Chief Investment Officer, Emerging Markets, White Oak	Since August 2025

In addition, effective as of August 15, 2025, the disclosure under the heading “Management of the Funds—TCW White Oak Emerging Markets Equity Fund” on page 22-23 of the Prospectus is deleted in its entirety and replaced with the following:

TCW White Oak Emerging Markets Equity Fund
Prashant Khemka	Founder and Chief Investment Officer (“CIO”), White Oak.

Manoj Garg	Founding Member and Director, White Oak

Wen Loong Lim	Investment Director, White Oak

Hiren Dasani	CIO, Emerging Markets, White Oak

Prashant Khemka. Prashant Khemka is the founder and CIO of the Subadvisor and sits on the Investment Committee of the Subadvisor, which among other matters reviews the investible universe of the advisory team and recommendations made by them, covering factors such as corporate governance and environmental and social considerations. Mr. Khemka founded White Oak in June 2017 after 17 years of leadership roles at Goldman Sachs. Prior to this he was the Chief Investment Officer and Lead Portfolio Manager of the India Equity strategy at Goldman Sachs Asset Management (“GSAM”) from March 2007 to March 2017, and of the Global Emerging Markets Equity strategy from June 2013 to March 2017. As Lead Portfolio Manager, he managed all mutual funds and separate accounts under these two strategies. Mr. Khemka began his professional investing career in 1998 at State Street Global Advisors in Boston as Senior Portfolio Officer of Enhanced International Equity in the Quant group. He moved to GSAM in 2000 as a research analyst for the US Growth Equity strategy and, by 2004, had become the Senior Portfolio Manager and Co-Chair of the Investment Committee. Mr. Khemka returned to Mumbai in 2006 to start GSAM’s India business and served as the CIO and CEO/Co-CEO of its domestic asset management company. In 2013, in addition to the India business, he was also made the CIO and Lead Portfolio Manager of GSAM’s Global Emerging Markets Equity strategy. Mr. Khemka graduated with honors from Mumbai University with a BE in Mechanical Engineering and earned an MBA in Finance from Vanderbilt University, where he received the Matt Wigginton Leadership Award for outstanding performance in Finance. He is a CFA charterholder.

Manoj Garg. Manoj joined White Oak in 2017 and is responsible for covering the pharma, specialty chemicals and auto sectors. Before joining White Oak, he built a strong track record in equity research in healthcare and pharmaceuticals sector, working as a lead analyst at a number of leading brokerage houses in India. Most recently, he was with Merrill Lynch, where he was highly rated by external as well as internal clients. He began his career in the pharmaceutical industry working with leading Indian pharmaceutical companies for 10 years. He graduated as a gold medalist from Nagpur University with an MBA degree in Finance.

Wen Loong Lim. Loong has ten years of investment experience and currently covers semiconductors and tech hardware at White Oak. His previous position prior to joining White Oak in 2022 was with Maitri Asset Management as a Senior Equity Analyst. Loong started his career at M&G Investments in London where he spent seven years on the Global Emerging Markets team. During his time at M&G, Loong developed from an analyst to a deputy fund manager and finally managed M&G’s China Strategy before leaving the company to return to Singapore. Loong read Philosophy, Politics & Economics at the University of Warwick. He is a CFA charterholder.

Hiren Dasani. Hiren has over 20 years of investing experience in India and emerging markets. He joined White Oak from GSAM, where he worked for more than 18 years from January 2007 to June 2025. At GSAM, Hiren started as a sector analyst covering Indian financials at Mumbai as part of India equity research team and over the years, researched telecom, media and consumer discretionary sector companies till June 2013. Hiren was promoted as Head of India Equity research team at GSAM in June 2013, when he started working closely with Prashant Khemka on GSAM’s India equity strategy effectively as co-portfolio manager. In May 2017, when Prashant left GSAM to found White Oak, Hiren was promoted as Co-Head of Global Emerging Markets Equity and lead portfolio manager, India Equities at GSAM, a role that he fulfilled at GSAM till end of June 2025. Hiren is a CFA chartered holder, has studied MBA in finance and marketing from Indian Institute of Management, Kozhikode (IIM K) and has also done Bachelor of Engineering in Chemical Engineering from M.S. University of Baroda, India.

The SAI provides additional information about the Subadvisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Please retain this Supplement for future reference.